Exhibit 10.4(b)


               Schedule of 12% Secured Convertible Note Issued by
               NCT Group, Inc. to Carole Salkind on April 21, 2006



    Issue Date       Due Date          Principal           Conversion Price
    ----------       --------          ---------           ----------------
     04/21/06        10/21/06        $1,164,838.10      Greater of: (i) $0.0022;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion